Exhibit 99.10

56 Milliken Street

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE Year Ended December 31, 2013 AND

FOR THE nine MONTHS ENDED september 30, 2014 (UNAUDITED)

56 milliken Street

Contents

Independent Auditors’ Report	1-2

Statements of Revenues and Certain Expenses	3

Notes to Statements of Revenues and Certain Expenses	4-6

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Plymouth Industrial REIT, Inc.

Report on the Financial Statement

We have audited the accompanying statement of revenues and certain expenses of 56 Milliken Street for the year ended December 31, 2013, and the related notes to the statement of revenues and certain expenses.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 2, of 56 Milliken Street for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of 56 Milliken Street’s revenues and expenses. Our opinion is not modified with respect to that matter.

/s/ Marcum LLP

Marcum LLP

Needham, MA

January 16, 2015

2

56 MILLIKEN STREET

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

	Nine Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	December 31, 2013

Revenues
Rental revenue	$670,964	$717,415
Tenant reimbursements	253,029	307,056
Other	500	—

Total Revenues	924,493	1,024,471

Certain Expenses
Property operating expenses	166,949	143,230
Real estate taxes and insurance	149,570	185,414
General and administrative expenses	21,842	17,772

Total Certain Expenses	338,361	346,416

Revenues in Excess of Certain Expenses	$586,132	$678,055

3

56 Milliken Street

Notes to STATEMENTs OF REVENUES AND CERTAIN EXPENSES

for the year ended december 31, 2013 and

FOR THE nine months ended september 30, 2014 (Unaudited)

Note 1 - Description of Property

56 Milliken Street (the “Property”) is a fully-constructed, multi-tenant warehouse building located in Portland, Maine with approximately 201,000 square feet of rentable space. The Property was owned by Milliken Portland Partners, LLC and sold to Plymouth Industrial REIT, Inc. (the “Company”) on November 20, 2014.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statements of revenues and certain expenses include the operations of the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such items include depreciation, amortization, interest expense, interest income, and amortization of above- and below-market leases. Management is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.

Interim Unaudited Information

The statement of revenues and certain expenses for the nine months ended September 30, 2014 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with U.S. Securities and Exchange Commission’s Rule 3-14 as described above. All such adjustments are of a normal recurring nature.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.

4

56 Milliken Street

Notes to STATEMENTs OF REVENUES AND CERTAIN EXPENSES

for the year ended december 31, 2013 and

FOR THE nine months ended september 30, 2014 (Unaudited)

Note 2 - Summary of Significant Accounting Policies (Continued)

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursements of real estate taxes, insurance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred.

Note 3 - Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Property. As of September 30, 2014, the minimum future rentals receivable under noncancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

Year Ending December 31,
2014 (three months ending December 31, 2014)	$248,693
2015	1,001,896
2016	1,014,219
2017	1,029,429
2018	1,045,752
Thereafter	654,783
Total	$4,994,772

Note 4 - Tenant Concentrations

As of December 31, 2013 and September 30, 2014, the Property was 100% occupied by two tenants. For the year ended December 31, 2013, 78% and 22%, respectively, of all rental revenue was recognized from each of two tenants. For the nine-month period ended September 30, 2014, 64% and 36%, respectively, of all rental revenue was recognized from each of two tenants.

5

56 Milliken Street

Notes to STATEMENTs OF REVENUES AND CERTAIN EXPENSES

for the year ended december 31, 2013 and

FOR THE nine months ended september 30, 2014 (Unaudited)

Note 5 – Related Party Transactions

An affiliate of the previous owner of the Property provides property management services to the Property. The management fee is calculated at a rate of $2,000 per month beginning in 2012, with rate increases of 2% scheduled for each year thereafter. Management fees amounted to $24,521 for the year ended December 31, 2013 and $18,727 for the nine months ended September 30, 2014 (unaudited).

Note 6 - Subsequent Events

The Property’s management evaluated subsequent events through January 16, 2015, the date the financial statements were available to be issued.

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